                                                                Exhibit 10.28(h)

                                                                  EXECUTION COPY

          SIXTH AMENDMENT TO CREDIT AGREEMENT DATED AS OF APRIL 3, 2000
                (AS AMENDED FROM TIME TO TIME, THE "AGREEMENT"),
                BY AND BETWEEN HEADS & THREADS INTERNATIONAL LLC,
             A DELAWARE LIMITED LIABILITY COMPANY (THE "BORROWER"),
             AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO AND
         LASALLE BANK NATIONAL ASSOCIATION, AS LENDERS (THE "LENDERS"),
                  AND AMERICAN NATIONAL BANK AND TRUST COMPANY
                       OF CHICAGO, AS AGENT (THE "AGENT")

         This Sixth Amendment to the Agreement ("Amendment" or "Sixth Amendment") is entered into as of December 27, 2001 by and among the Borrower, the Lenders and the Agent.

         All capitalized terms stated in this Amendment and not defined herein shall have the same meaning as set forth in the Agreement.

         WHEREAS, the Lenders have made Loans to the Borrower pursuant to the Agreement; and

         WHEREAS, the Borrower and the Lenders have agreed to amend the Agreement as set forth herein. Now, therefore, in consideration of the fulfillment of each of the terms and conditions set forth herein, the parties hereto agree as follows:

         Section 1. Amendments to Agreement.

         a. Section 1.1 of the Agreement is amended as follows:

                  (i) The definition of "Debt Service Coverage Ratio" is amended in its entirety by the substitution therefor of the following definition of "Debt Coverage Ratio":

      "Debt Coverage Ratio" for any period means the ratio of (a) Net Income plus (i) Interest Expenses, and (ii) depreciation and amortization, less
      (i) internally funded Capital Expenditures, and (ii) dividends paid, plus (or minus) the loss (or gain) on extraordinary or non-recurring items including gain on sale of assets, plus (or minus) the increase (or decrease) in LIFO reserve to (b) Interest Expense plus required principal payments plus payments under Capitalized Lease Obligations.

         b. Section 6.10.3 of the Agreement is amended in its entirety to state the following:

            6.10.3 Debt Coverage Ratio. The Borrower will maintain a Debt Coverage Ratio, at all times of not less than 1.00 to 1.00 for each trailing twelve month period preceding the quarterly testing date, provided that the first test hereunder of such ratio shall be on June 30, 2002 at which time such ratio will be tested only for the Borrower's second fiscal quarter of 2002, and thereafter on September 30, 2002 and December 31, 2002 such ratio shall be tested on 2002 year to date performance from April 1, 2002.

         c. Section 6.10.5 of the Agreement and the definition of "Free Cash Flow" in Section 1.1 of the Agreement are deleted.

         d. A new Section 6.10.6 is added to the Agreement which states the following:

            6.10.6 EBITDA. The Borrower will maintain EBITDA for its fiscal quarter ending March 31, 2002 of not less than $172,000.

         Section 2. Representations and Warranties. The Borrower represents and warrants that:

         a. The representations and warranties contained in the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date); and

         b. The Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Default or Unmatured Default has occurred and is continuing.

         Section 3. Conditions to Effectiveness. This Amendment is subject to the satisfaction in full of the following conditions precedent:

         a. The Agent shall have received executed originals of this Amendment;

         b. The Agent shall have received payment of the fees provided in
Section 6 of this Amendment;

         c. The Agent shall have received board resolutions from the Borrower authorizing the execution of this Amendment; and

         d. All legal matters incident to this Amendment shall be reasonably satisfactory to Neal, Gerber & Eisenberg, counsel for the Agent.

         Section 4. Full Force and Effect. Except as expressly amended and waived herein, the Agreement and the Loan Documents are hereby ratified and confirmed, and shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement and the Loan Documents, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended prior to the date hereof and as amended by this Amendment.

         Section 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         Section 6. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and the other documents incident hereto, including, but not limited to, the reasonable fees and disbursements of Neal, Gerber & Eisenberg, counsel for the Agent.

         Section 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

         Section 8. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                    BORROWER:

                                    HEADS & THREADS INTERNATIONAL LLC, a
                                    Delaware limited liability company

                                    BY:   /s/  Michael Wrenn
                                          --------------------------------------
                                          ITS:  Executive Vice President
                                              ----------------------------------


                                    LENDERS:

                                    AMERICAN NATIONAL BANK AND TRUST COMPANY

                                    OF CHICAGO

                                    BY:   /s/  Linda K. Mikutis
                                          --------------------------------------
                                          ITS:  Assistant Vice President
                                              ----------------------------------


                                    LASALLE BANK NATIONAL ASSOCIATION

                                    BY:   /s/ Henry J. Munez
                                          --------------------------------------
                                          ITS:  Assistant Vice President
                                              ----------------------------------


                                    AGENT:
                                    AMERICAN NATIONAL BANK AND TRUST COMPANY
                                    OF CHICAGO

                                    BY:   /s/  Linda K. Mikutis
                                          --------------------------------------
                                          ITS:  Assistant Vice President
                                              ----------------------------------


                                      -5-